Other charges	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Other charges
17 Other charges

	2021	2020	2019

Other charges	104	150	1
Other charges in 2021 of EUR 104 million are mainly related to settlements of certain universal life policies in the US. For more details refer to Note 45 commitments and contingencies.
Other charges in 2020 of EUR 150 million are mainly driven by charges of EUR 91 million (USD 104 million) related to settlements of certain universal life policies in the US. Furthermore, other charges include a provision of EUR 45 million related to the resolution of pending litigation in the Netherlands. Refer to note 38 Provisions and note 45 Commitments and contingencies for further details.